SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                         ---------------------------

                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):   July 11, 1997


                              THE TIREX CORPORATION
              (Exact name of registrant as specified in its charter)


               Delaware               33-17598-NY       22-2824362
     (State or other jurisdiction     (Commission     (I.R.S. Employer
            of incorporation)         File Number)    Identification No.)


            740 St. Maurice, Suite 201
                Montreal, Quebec                           H3C 1L5
     (Address of principal executive offices)            (Zip Code)


                                 (514) 878-0727
               (Registrant's telephone number, including area code)


               (Former name, former address and former fiscal year,
                         if changed since last report)




                               Page 1 of 5 pages

ITEM 5.     Other Events

     1.      CORPORATE NAME CHANGE.

     Effective July 11, 1997, the certificate of incorporation of the Company was amended so as to change the name of the Company from "Tirex America Inc.," to "The Tirex Corporation." In addition, the NASDAQ Bulletin Board symbol of the Company has been changed to TXMC. Such action was taken in accordance with the Delaware General Corporation Law, Section 228(a), on February 21, 1997, the holders of record, in person or by proxy, of approximately 52% of the issued and outstanding shares of common stock of the Company, by their consent in writing, authorized, approved and adopted a resolution respecting the amendment of the Company's certificate of incorporation.


     2.     PRESS RELEASE RESPECTING MARKET ACTIVITY.

     On August 11, 1997, the Company released a press release stating the following:

     "The Tirex Corporation (NASD Bulletin "TXMC') has noted an increase in both the trading volume and the market price of its common stock on the OTC Bulletin Board, pursuant to which the high bid price rose from $0.17 a share on Thursday, August 7, 1997 to $0.48 as of 12PM EDT on Monday, August 11, 1997. The Company is not aware of any facts or circumstances that might reasonably explain the magnitude of such increases.

     The Tirex Corporation is in the business of building equipment to recycle used tires."





























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ITEM 7.     EXHIBITS

Exhibits filed as part of this Report are as follows:

     Exhibit 20. Notice to Shareholders, dated July 21, 1997, Pursuant to Delaware General Corporation Law Section 228(d)

     Exhibit 99.      Press Release, dated August 11, 1997






                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TIREX AMERICA INC.



Dated: August 12, 1997               By /s/ Terence C. Byrne
                                      Terence C. Byrne, President

                             THE TIREX CORPORATION
                             ---------------------
                          Notice of Corporate Action
                 Pursuant to Delaware General Corporation Law
                                 Section 228(d)
                             ---------------------


To:     The Shareholders of
        The Tirex Corporation (the "Company")



     In accordance with the Delaware General Corporation Law, Section 228(a), on February 21, 1997, the holders of record, in person or by proxy, of approximately 52% of the issued and outstanding shares of common stock of the Company, by their consent in writing, authorized, approved and adopted a resolution respecting the amendment of the Company's certificate of incorporation. Pursuant thereto, effective July 11, 1997, the certificate of incorporation of the Company was amended so as to change the name of the Company from "Tirex America Inc." to "The Tirex Corporation." In addition, the NASDAQ Bulletin Board symbol of the Company has been changed to TXMC.

     The foregoing amendment has no effect on any shares currently issued and outstanding and the amount and nature of your shareholdings in the Company have not been affected in any way.

                                              TIREX AMERICA INC.

                                              Terence C. Byrne, President

Dated:     July 21, 1997



























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==============================================================================

                 P   R   E   S   S      R   E   L   E   A   S   E

==============================================================================


FOR IMMEDIATE RELEASE
August 11, 1997


Media Contact:     The Tirex Corporation     Terence C. Byrne
                   Telephone:                (514) 878-0727
                   Fax:                      (514) 878-9847
                   Listed:                   NASD Bulletin Board - "TXMC"


     MONTREAL, CANADA - The Tirex Corporation (NASD Bulletin "TXMC') has noted an increase in both the trading volume and the market price of its common stock on the OTC Bulletin Board, pursuant to which the high bid price rose from $0.17 a share on Thursday, August 7, 1997 to $0.48 as of 12PM EDT on Monday, August 11, 1997. The Company is not aware of any facts or circumstances that might reasonably explain the magnitude of such increases.

     The Tirex Corporation is in the business of building equipment to recycle used tires.


















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